EXHIBIT 32


           CERTIFICATION FURNISHED PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

The undersigned executive officers of the Registrant hereby certify that this Report on Form 10-K for the year ended December 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                              By:    /s/ George W. Off
                                     ------------------------------------------
                              Name:  George W. Off
                              Title: Chairman of the Board, President and Chief
                                     Executive Officer

                              By:    /s/ W. Craig Burns
                                     ------------------------------------------
                              Name:  W. Craig Burns
                              Title: Executive Vice President, Chief Financial
                                     Officer and Treasurer


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission upon request. This certification accompanies the Report and shall not be treated as having been filed as part of the Report.

Date: March 30, 2007